UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant	☐

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AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Proxy Statement
April 2, 2010

Important Voting Information Inside

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.

American Century Investments
4500 Main Street
Kansas City, Missouri 64111

April 2, 2010

Dear Shareholder,

I would like to invite you to an upcoming special meeting of shareholders to be held on June 16, 2010 at 10:00 a.m. Central time. The shareholder meeting will be held at American Century’s office at 4500 Main Street, Kansas City, Missouri. Shareholders of American Century funds are being asked to vote on the election of one Director/Trustee to the funds’ Boards of Directors/Trustees. In addition, shareholders of the funds are being asked to approve new management agreements between the funds and their American Century advisor. More detailed information is contained in the enclosed materials. The Boards of Directors/Trustees of these funds, including all of the Independent Directors/Trustees, unanimously approved and recommend that you vote FOR the proposals.

Your vote is extremely important, no matter how large or small your holdings. Please review the enclosed materials and vote online, by phone, or by signing and returning your proxy card(s) in the enclosed postage-paid envelope. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote. If you have any questions or need assistance in completing your proxy card(s), please contact Broadridge at 1-866-450-8467.

Thank you for investing with American Century Investments.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.

IMPORTANT NEWS FOR SHAREHOLDERS
While we encourage you to read all of the proxy materials, you will find a brief overview of the proposals below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.
•	Shareholders of each of the Issuers listed above are being asked to approve the election of one nominated Director/Trustee (the “Nominee”) to the Board of Directors/Trustees of each Issuer.
•	Shareholders of each of the Issuers’ funds that had shareholders as of March 19, 2010 (the “Funds”) are being asked to approve a management agreement with American Century Investment Management, Inc.

Questions and Answers

Q.	When will the special meeting be held? Who can vote?

A.
The special meeting will be held on June 16, 2010, at 10:00 a.m. Central time at American Century’s office at 4500 Main Street, Kansas City, Missouri. Please note, this will be a business meeting only. No presentations about the Funds are planned. If you owned shares of one of the Funds at the close of business on March 19, 2010, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.	Who is the Nominee for election to the Boards of Directors/Trustees?

A.	The Nominee, Frederick L.A. Grauer, currently serves on the Boards of Directors/Trustees (the “Boards”) but has not previously been elected by shareholders.

Q.	Why are shareholders being asked to approve management agreements for the Funds?

A.
On February 16, 2010, Co-Chairman Richard W. Brown succeeded James E. Stowers, Jr., the 86-year-old founder of American Century Investments,  as trustee of a trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (“ACC”).  Under the Investment Company Act of 1940 (the “1940 Act”), this voting interest is presumed to represent control of ACC even though it is less than a majority interest.  Because ACC is the parent corporation of the Funds’ advisor, the change of trustee is considered a technical assignment of the Funds’ management agreements.  Under the 1940 Act, an assignment automatically terminates such agreements.  Shareholders are being asked to approve new management agreements that are substantially identical to the terminated agreements. The Funds are currently being managed pursuant to interim management agreements.  Further information on the deemed assignment and termination of the agreements is contained in the Proxy Statement.

Q.	How are the Funds currently being managed?

A.
American Century continues to manage the Funds pursuant to interim management agreements approved by the Funds’ Boards.  These agreements are substantially identical to the recently terminated agreements (with the exception of different effective and termination dates) and do not change the Funds, their investment objectives or strategies, fees or services provided.

Q.	Who is being asked to approve Fund management agreements?

A.
Shareholders of each Fund are being asked to approve the new management agreements.  However, because management agreements for new share classes of some Funds took effect after the change of trustee described above, they did not terminate and do not require shareholder approval.

Q.	How do the Boards recommend that I vote?

A.
The Boards, including all of the Independent Directors/Trustees, unanimously recommend you vote FOR all of the proposals. For a discussion of the factors the Boards considered in approving these proposals, see the accompanying materials.

Q.	My holdings in the Funds are small, why should I vote?

A.
Your vote makes a difference. If many shareholders do not vote their proxies, your Fund may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.	Why are multiple proxy cards enclosed?

A.
You will receive a proxy card for each of the Funds in which you are a shareholder. In addition, if you own shares of the same Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.	How do I cast my vote?

A.
You may vote online, by phone, by mail or in person at the special meeting. To vote online, access the Web site listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. You also may vote in person at the special meeting on June 16, 2010. If you need more information or have any questions on how to cast your vote, call our proxy solicitor at 1-866-450-8467.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
AMERICAN CENTURY GOVERNMENT INCOME TRUST
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT TRUST
AMERICAN CENTURY MUNICIPAL TRUST
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
AMERICAN CENTURY TARGET MATURITIES TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

4500 Main Street
Kansas City, Missouri 64111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

June 16, 2010

A special meeting (the “Meeting”) of the shareholders of the above-listed issuers (each an “Issuer” and together the “Issuers”) will be held at 10:00 a.m. Central time on June 16, 2010 at 4500 Main Street, Kansas City, Missouri 64111 to consider the following proposals (each a “Proposal”):

1.	To elect one Director/Trustee to the Board of Directors/Trustees of each Issuer; and
2.	To approve management agreements between each of the Issuers’ funds that had shareholders as of March 19, 2010 (the “Funds”) and American Century Investment Management, Inc.

Shareholders of record as of the close of business on March 19, 2010 are entitled to vote at the Meeting and any adjournments or postponements thereof. Shareholders of each of the Issuers will vote separately on Proposal 1. Shareholders of each of the Funds will vote separately on Proposal 2. If a Fund has Institutional Class shares, holders of those shares will vote separately on Proposal 2. Management agreements for the following share classes, which launched on March 1, 2010, remain in effect and, accordingly, their shareholders will not be solicited with respect to Proposal 2: Institutional Class shares of High Yield Municipal, New York Tax-Free, California Long-Term Tax Free, and California High-Yield Municipal; A Class and C Class shares of Tax-Free Bond; A Class, C Class and Institutional Class shares of

1

California Tax-Free Bond; C Class and R Class shares of Inflation-Adjusted Bond; C Class shares of Ginnie Mae and Small Company; and C Class, R Class and Institutional Class shares of Government Bond and Short-Term Government Bond.

In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal without further notice other than by announcement at the Meeting. However, if the Meeting is adjourned for more than ninety days, then the Funds are required to send a new shareholder meeting notice to shareholders. Any adjournment of the Meeting for the further solicitation of proxies for a Proposal will require the affirmative vote of a majority of the total number of shares of the relevant Issuer, Fund or class, as applicable, that are present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any Proposal on which there is a quorum present prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the Proposal(s).

By Order of the Boards of Directors/Trustees of the Issuers,
Ward D. Stauffer
Secretary

2

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
AMERICAN CENTURY GOVERNMENT INCOME TRUST
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT TRUST
AMERICAN CENTURY MUNICIPAL TRUST
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
AMERICAN CENTURY TARGET MATURITIES TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

4500 Main Street
Kansas City, Missouri 64111

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees (each a “Board” and collectively the “Boards”) of the above-listed issuers (each an “Issuer” and together the “Issuers”). The Boards are soliciting the proxies of shareholders of the Issuers for use in connection with a Special Meeting (the “Meeting”) of shareholders that will be held at 10:00 a.m. Central time on June 16, 2010 at American Century’s office at 4500 Main Street, Kansas City, Missouri. Each Issuer has one or more funds that are organized as series of the Issuer and that had shareholders as of March 19, 2010 (each a “Fund” and collectively the “Funds”). The Meeting notice, this Proxy Statement and one or more proxy cards are being sent to shareholders of record as of the close of business on March 19, 2010 (the “Record Date”) beginning on or about April 2, 2010. Please read this Proxy Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A copy of a Fund’s most recent annual report and semiannual report may be obtained without charge by writing to the Fund at the address listed above or by calling 1-800-345-2021. If you have any questions regarding this Proxy Statement, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-866-450-8467.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 16, 2010: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

TABLE OF CONTENTS

Proxy Statement

Summary of Proposals and Funds Voting	4

Proposal 1: Election of Director/Trustee	6
Overview and Related Information	6
Information Regarding the Trustees	7
Qualifications of Trustees	9
Board Leadership Structure and Standing Board Committees	11
Risk Oversight by the Boards	12
Board Compensation	13
Beneficial Ownership of Affiliates by Independent Trustees	16
Officers	16
Share Ownership	17
Independent Registered Public Accounting Firm	17
Required Approval for Proposal 1	19

Proposal 2: Approval of Management Agreements	19
Overview	19
Reason for the Proposed Management Agreements	20
Information about the Advisor	21
Description of the Management Agreements	21
Interim Management Agreements	22
Proposed Management Agreements	23
Comparison of the Prior Management Agreements and the Proposed Management Agreements	23
Management Services	23
Fees and Expenses	23
Termination	24
Advisory Services to Other Funds	24
Basis for the Boards’ Approval of the Proposed Management Agreements	24
Affiliated Brokerage	29
Required Approval for Proposal 2	29

Other Information	30
Meetings of Shareholders	30
Date, Time and Place of the Meeting	31
Use and Revocation of Proxies	31
Voting Rights and Required Votes	31
Outstanding Shares and Significant Shareholders	32
Other Service Providers	32

Where to Find Additional Information	32

Other Matters and Discretion of Attorneys Named in the Proxy	33

Exhibits
Share Ownership of Trustees	Exhibit A
Form of Proposed Management Agreement	Exhibit B
Dates of Prior Management Agreements	Exhibit C
Contractual Advisory Fee Rate Paid to the Advisor under the Prior Management Agreements and Payable to the Advisor Under the Proposed Management Agreements	Exhibit D
Fees Paid by the Funds to the Advisor	Exhibit E
Outstanding Shares	Exhibit F
Significant Shareholders	Exhibit G

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table describes the proposals (each a “Proposal” and together “the Proposals”) to be considered at the Meeting and the shareholders that are entitled to vote on each Proposal:

Issuers Solicited	Funds Solicited	Classes Solicited
1. To elect one Director/Trustee to the Board of Directors/Trustees of each Issuer.
All Issuers	All Funds*	All Classes
2. To approve a management agreement with American Century Investment Management, Inc.
American Century California Tax-Free and Municipal Funds	California High-Yield Municipal California Long-Term Tax-Free California Tax-Free Bond California Tax-Free Money Market	All classes to vote as a group. Institutional Class shareholders, if any, will not be solicited. A Class and C Class shareholders of California Tax-Free Bond will not be solicited. *
American Century Government Income Trust	Capital Preservation Ginnie Mae Government Bond Inflation-Adjusted Bond Short-Term Government
All classes to vote as a group except Ginnie Mae and Inflation-Adjusted Bond Institutional Class shareholders will vote separately.  C Class shareholders of Ginnie Mae, C Class and R Class shareholders of Inflation-Adjusted Bond, and Institutional Class, C Class and R Class shareholders of Government Bond and Short-Term Government will not be solicited. *

American Century International Bond Funds	International Bond	All classes to vote as a group except Institutional Class shareholders will vote separately.
American Century Investment Trust	Core Plus Diversified Bond High-Yield Inflation Protection Bond NT Diversified Bond Premium Money Market Prime Money Market Short Duration	All classes to vote as a group except Institutional Class shareholders, if any, will vote separately.

*	Excludes the Disciplined Growth 130/30, Equity Growth 130/30 and Strategic Inflation Opportunities funds, which did not have any shareholders as of the Record Date.

Issuers Solicited	Funds Solicited	Classes Solicited
American Century Municipal Trust	High-Yield Municipal Long-Term Tax-Free New York Tax-Free Tax-Free Bond Tax-Free Money Market
All classes to vote as a group except Long-Term Tax-Free and Tax-Free Bond Institutional Class shareholders will vote separately.  Institutional Class shareholders of High-Yield Municipal and New York Tax-Free, and A Class and C Class shareholders of Tax-Free Bond will not be solicited. *

American Century Quantitative Equity Funds, Inc.	Disciplined Growth Equity Growth Global Gold Income & Growth International Core Equity Long-Short Market Neutral NT Equity Growth NT Small Company Small Company Utilities	All classes to vote as a group except Institutional Class shareholders, if any, will vote separately. C Class shareholders of Small Company will not be solicited. *
American Century Target Maturities Trust	Target 2010 Target 2015 Target 2020 Target 2025	All classes to vote as a group.
American Century Variable Portfolios II, Inc.	VP Inflation Protection	All classes to vote as a group.

*
The management agreements relating to these new share classes took effect on March 1, 2010 and were not terminated by the change in control described under Proposal 2. Accordingly, the shareholders of these classes are not being asked to approve new management agreements.

Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and are entitled to vote at any adjournments or postponements thereof. Shareholders of each Issuer will vote separately on Proposal 1. Shareholders of each of the Funds will vote separately on Proposal 2.  If a Fund has Institutional Class shares, holders of those shares will vote separately on Proposal 2 (or will not be solicited, as indicated above).

Applicable Only to American Century Variable Portfolios II, Inc.:

Shares of VP Inflation Protection, a series of American Century Variable Portfolios II, Inc., are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to Proposal 1, to elect one director of American Century Variable Portfolios II, Inc., and Proposal 2, to approve a new management agreement, insurance company separate accounts, as shareholders of a Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contacts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares in the Fund in accordance with the voting instructions received. Each separate account is required to vote its shares of a Fund in accordance with instructions received from Variable Contract Owners. Each separate account will vote shares of a Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company’s variable accounts in the aggregate. Such proportional voting may result in a relatively small number of Variable Contract Owners determining the outcome of a Proposal.

The Boards recommend that you vote “FOR” each Proposal.

PROPOSAL 1: ELECTION OF DIRECTOR/TRUSTEE

Overview and Related Information

The Board of Directors/Trustees of each Issuer currently includes the following eight Directors/Trustees: Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere, Myron S. Scholes, John B. Shoven and Jeanne D. Wohlers. Each of these individuals, with the exception of Mr. Grauer, previously has been elected by each Issuer’s shareholders. Mr. Grauer was appointed to the Board in 2008 to fill the vacancy created by the resignation of another director/trustee. The other members of the Boards have nominated Mr. Grauer for election by shareholders at the Meeting. Hereafter the current Board members will be referred to as the “Trustees,” and Mr. Grauer will be referred to as the “Nominee.”* It is being proposed that the shareholders of each Issuer approve the Nominee. If approved by the shareholders, the Nominee will continue to serve until his death, retirement, resignation or removal from office. The mandatory retirement age for Trustees who are not “interested persons” (hereinafter “Independent Trustees”), as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining Independent Trustees.

Further information regarding each of the Trustees is provided below. Mr. Thomas is the only Trustee who is an “interested person” as that term is defined in the 1940 Act because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (“ACC”), the parent

*
Certain of the Issuers are organized as Massachusetts business trusts while others are organized as Maryland corporations. For convenience purposes only, the directors of the corporations and the trustees of the trusts are collectively referred to as the “Trustees.”

company of American Century Investment Management, Inc. (the “Advisor”). The remaining Trustees, including the Nominee, are not “interested persons” under the 1940 Act and therefore will be referred to as “Independent Trustees.”

The Nominee has consented to continue to serve as director/trustee, if elected. In case he shall be unable or shall fail to serve as a director/trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee as the Independent Trustees may recommend.

Information Regarding the Trustees

The following table presents additional information about the Trustees (including the Nominee). The mailing address for each Trustee is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees

John Freidenrich
Year of Birth: 1937
Offices with the Issuers: Trustee
Length of Time Served: Since 2005
Principal Occupation During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Offices with the Issuers: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Offices with the Issuers: Trustee
Length of Time Served: Since 2008
Principal Occupation During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director: None

Education/Other Professional Experience:  BA in Economics, University of British Columbia; MA, in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors, Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors, and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, faculty member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Offices with the Issuers: Trustee
Length of Time Served: Since 2007
Principal Occupation During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Offices with the Issuers: Trustee
Length of Time Served: Since 1980
Principal Occupation During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Offices with the Issuers: Trustee
Length of Time Served: Since 2002
Principal Occupation During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director: Cadence Design Systems; Exponent
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jeanne D. Wohlers
Year of Birth: 1945
Offices with the Issuers: Trustee
Length of Time Served: Since 1984
Principal Occupation During the Past Five Years: Retired

Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in Mathematics, Skidmore College; MBA, Columbia University; Chartered Financial Analyst (CFA); formerly, Vice President, Chief Financial Officer and Secretary, Sybase, Inc.; prior experience as an investment officer and investment analyst

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Offices with the Issuers: Director and President
Length of Time Served: Since 2007
Principal Occupation During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, American Century Services, LLC (“ACS”); Executive Vice President, American Century Investment Management (“ACIM”) and American Century Global Investment Management (“ACGIM”); Director, ACIM, ACGIM, American Century Investment Services, Inc. (“ACIS”) and other ACC subsidiaries; Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management)(March 2000 to November 2005)
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

Qualifications of Trustees

Generally, no one factor was decisive in the original selection of the Trustees to the Boards, nor in the nomination of the Nominee.  Qualifications considered by the Board to be important to the selection and retention of Trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise at performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director/trustee.  In addition, the individual’s ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the Boards, and their familiarity with the Funds are considered important assets.

While the Boards have not adopted a specific policy on diversity, they take overall diversity into account when considering and evaluating nominees for Trustee. The Boards generally consider the manner in which each

Trustee’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the Board.  Each Trustee’s individual educational and professional experience is summarized in the table above.

Responsibilities of the Boards

The Boards are responsible for overseeing the Advisor’s management and operations of the Funds pursuant to the management agreements. Trustees also have significant responsibilities under the federal securities laws. Among other things, they

•	oversee the performance of the Funds;
•	monitor the quality of the advisory and shareholder services provided by the Advisor;
•	review annually the fees paid to the Advisor for its services;
•	monitor potential conflicts of interest between the Funds and the Advisor;
•	monitor custody of assets and the valuation of securities; and
•	oversee the Funds' compliance program.

In performing their duties, Board members receive detailed information about the Funds and the Advisor regularly throughout the year, and meet at least quarterly with management of the Advisor to review reports about Fund operations. The Trustees’ role is to provided oversight and not to provide day-to-day management.

The Boards have all powers necessary or convenient to carry out their responsibilities. Consequently, the Boards may adopt bylaws providing for the regulation and management of the affairs of the Issuers and may amend and repeal them to the extent that such bylaws do not reserve that right to the Issuers’ shareholders. They may increase or reduce the number of Board members and may, subject to the 1940 Act, fill Board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more Trustees who may exercise the powers and authority of the Boards as determined by the Trustees. They may, in general, delegate such authority as they consider desirable to any officer of the Issuers, to any Board committee and to any agent or employee of the Issuers or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a Fund.

The Boards met six times in 2009. Each Trustee then in office attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all Board committees on which the Trustee served. Unlike public operating companies, mutual funds do not typically hold annual meetings.  Accordingly, the Issuers do not have a policy pertaining to attendance at annual shareholder meetings by trustees.

To communicate with the Boards, or a member of the Boards, a shareholder should send a written communication addressed to the Board or member of the Board to the attention of the Corporate Secretary at the following address: P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications received will be forwarded to the appropriate Board or to the independent Chairman of such Board.

Board Leadership Structure and Standing Board Committees

Ronald J. Gilson currently serves as the independent Chairman of the Board and has served in such capacity since 1995. Of the Boards’ eight members, Jonathan S. Thomas is the only member who is an “interested person” as that term is defined in the 1940 Act. The remaining members are Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Boards and meet periodically with the Funds’ Chief Compliance Officer and Fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a Fund. The Boards have also established several committees, as described below. Each committee is comprised solely of Independent Trustees. The Boards believe that the current leadership structure, with Independent Trustees filling all but one position on the Boards, with an Independent Trustee serving as Chairman of the Boards and with the Board committees comprised only of Independent Trustees, is appropriate and allows for independent oversight of the Funds.

Each Board has an Audit and Compliance Committee that approves each Issuer’s engagement of the independent registered public accounting firm and recommends approval of such engagement to the Independent Trustees.  The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the Funds’ valuations policy and receiving reports regarding instances of fair valuation thereunder), and receives regular reports from the Advisor’s internal audit department. The committee also reviews the results of the Funds’ compliance testing program, meets regularly with the Funds’ Chief Compliance Officer, and monitors implementation of the Funds’ Code of Ethics. The committee currently consists of Jeanne D. Wohlers, Ronald J. Gilson and Peter F. Pervere. It met four times in 2009.

Each Board also has a Portfolio Committee that meets quarterly to review the investment activities and strategies used to manage the Funds’ assets and monitor investment performance. The committee regularly receives reports from the Advisor’s chief investment officer, portfolio managers, credit analysts and other investment personnel concerning the Funds’ investments.  The committee also receives information regarding fund trading activities and monitors derivative usage. It currently consists of Myron S. Scholes, John Freidenrich, and Frederick L.A. Grauer. The committee met four times during 2009.

The Quality of Service Committee reviews the level and quality of transfer agent and administrative services provided to the Funds and their shareholders. It receives and reviews reports comparing those services to those of fund competitors and seeks to improve such services where feasible and appropriate. The committee currently consists of John B. Shoven, Peter F. Pervere and Ronald J. Gilson. It met four times in 2009.

Finally, each Board has a Corporate Governance Committee that is responsible for reviewing Board procedures and committee structures. The committee also considers and recommends individuals for nomination as trustees, and may recommend the creation of new committees. The names of potential trustee candidates may be drawn from a number of sources, including recommendations from members of the Board, the Advisor (in the case of Interested Trustees only), shareholders and third party search firms. The committee seeks to identify and recruit the best available candidates and will evaluate qualified shareholder nominees on the same basis as those identified through other sources. The committee does not have a charter.  Although not written, the Funds have a policy of considering all candidates recommended in writing by shareholders. Shareholders may submit director/trustee nominations in writing to the Corporate Secretary, P.O. Box 418210, Kansas City, Missouri 64141-9210, or by email to corporatesecretary@americancentury.com. The nomination should include the following information:

•	Shareholder’s name, the fund name, number of fund shares owned and length of period held;
•	Name, age and address of the candidate;
•
A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•
Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors/trustees in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	A supporting statement that (i) describes the candidate’s reasons for seeking election to the Board and (ii) documents his/her qualifications to serve as a director/trustee; and
•	A signed statement from the candidate confirming his/her willingness to serve on the Board.

The Corporate Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of Board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the Board. It currently consists of Ronald J. Gilson, John Freidenrich and John B. Shoven. The committee met three times in 2009.

Risk Oversight by the Boards

As previously disclosed, the Boards oversee the management of the Issuers and the Funds and meet at least quarterly with management of the

Advisor to review reports and receive information regarding fund operations.  Risk oversight relating to the Issuers and the Funds is one component of the Boards’ oversight and is undertaken in connection with the duties of the Boards. As described in the previous section, the Boards’ committees assist the Boards in overseeing various types of risks relating to the Issuers and the Funds. The Boards receive regular reports from each committee regarding the committee’s areas of responsibility and, through those reports and its regular interactions with management of the Advisor during and between meetings, analyzes, evaluates, and provides feedback on the Advisor’s risk management processes. In addition, the Boards receive information regarding, and have discussions with senior management of the Advisor about, the Advisor’s enterprise risk management systems and strategies.  There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards.

Board Compensation

Each Independent Trustee receives compensation for service as a member of the Boards, based on a schedule that takes into account the number of meetings attended and the assets of the Funds for which the meetings are held. None of the Interested Trustees or officers of the Funds receives compensation from the Funds. Compensation expenses are allocated among the Issuers based in part on their relative net assets. Under the terms of each management agreement with the Advisor, the Funds are responsible for paying such fees and expenses. For each Issuer’s last fiscal year, each Issuer and the American Century Family of Funds paid the Independent Trustees the amounts shown in the following table. Note that the table reflects multiple overlapping periods, so that total compensation shown for any one fiscal year includes compensation also counted for other fiscal years.

Issuer	FYE of Issuer	John Freidenrich	Ronald J. Gilson	Frederick L.A. Grauer
American Century Government Income Trust	3/31/2009	$36,026	$62,673	$34,769
American Century Investment Trust	3/31/2009	$24,425	$42,242	$23,585
Total Compensation from American Century Family of Funds for FYE 3/31/2009(1)		$124,339	$214,262	$119,839
American Century Municipal Trust	5/31/2009	$8,248	$13,665	$7,989
Total Compensation from American Century Family of Funds for FYE 5/31/2009(2)		$133,009	$224,268	$128,509

Issuer	FYE of Issuer	John Freidenrich	Ronald J. Gilson	Frederick L.A. Grauer
American Century California Tax-Free and Municipal Funds	8/31/2009	$9,274	$15,517	$9,126
Total Compensation from American Century Family of Funds for FYE 8/31/2009(3)		$131,099	$219,154	$129,099
American Century Target Maturities Trust	9/30/2009	$4,582	$7,676	$4,582
Total Compensation from American Century Family of Funds for FYE 9/30/2009(4)		$130,519	$218,283	$130,519
American Century Quantitative Equity Funds, Inc.	6/30/2009	$28,031	$46,725	$26,984
American Century International Bond Funds	6/30/2009	$8,266	$13,789	$7,985
Total Compensation from American Century Family of Funds for FYE 6/30/2009(5)		$134,261	$223,896	$130,261
American Century Variable Portfolios II, Inc.	12/31/2009	$3,954	$6,689	$3,685
Total Compensation from American Century Family of Funds for FYE 12/31/2009(6)		$119,778	$202,170	$112,278

Issuer	FYE of Issuer	Peter F. Pervere	Myron S. Scholes	John B. Shoven	Jeanne D. Wohlers
American Century Government Income Trust	3/31/2009	$41,875	$36,184	$38,320	$39,015
American Century Investment Trust	3/31/2009	$28,110	$24,419	$25,827	$26,205
Total Compensation from American Century Family of Funds for FYE 3/31/2009(1)		$141,841	$123,340	$130,840	$132,339
American Century Municipal Trust	5/31/2009	$9,071	$7,971	$8,517	$8,740
Total Compensation from American Century Family of Funds for FYE 5/31/2009(2)		$148,512	$130,511	$139,511	$141,009
American Century California Tax-Free and Municipal Funds	8/31/2009	$10,548	$9,275	$9,776	$9,933
Total Compensation from American Century Family of Funds for FYE 8/31/2009(3)		$149,105	$131,102	$138,102	$139,599
American Century Target Maturities Trust	9/30/2009	$5,292	$4,666	$4,843	$5,058
Total Compensation from American Century Family of Funds for FYE 9/30/2009(4)		$150,525	$132,522	$137,522	$141,019

Issuer	FYE of Issuer	Peter F. Pervere	Myron S. Scholes	John B. Shoven	Jeanne D. Wohlers
American Century Quantitative Equity Funds, Inc.	6/30/2009	$31,159	$27,457	$28,957	$29,186
American Century International Bond Funds	6/30/2009	$9,222	$8,127	$8,559	$8,655
Total Compensation from American Century Family of Funds for FYE 6/30/2009(5)		$150,265	$132,263	$139,263	$140,761
American Century Variable Portfolios II, Inc.	12/31/2009	4,624	$4,095	$4,190	$3,960
Total Compensation from American Century Family of Funds for FYE 12/31/2009(6)		139,786	$123,782	$126,782	$119,778
[1]	Includes deferred compensation as follows: Mr. Gilson, $214,262; Mr. Pervere, $29,409; Mr. Scholes, $96,332, Mr. Shoven, $130,840 and Ms. Wohlers, $112,488.
[2]	Includes deferred compensation as follows: Mr. Gilson, $224,268; Mr. Pervere, $25,509; Mr. Scholes, $79,499; Mr. Shoven, $139,511; and Ms. Wohlers, $119,858.
[3]	Includes deferred compensation as follows: Mr. Gilson, $219,154; Mr. Pervere, $19,455; Mr. Scholes, $52,332; Mr. Shoven, $138,102; and Jeanne Wohlers, $118,659.
[4]	Includes deferred compensation as follows: Mr. Gilson, $218,283; Mr. Pervere, $16,376; Mr. Scholes, $38,999; Mr. Shoven, $137,522; and Ms. Wohlers, $119,866.
[5]	Includes deferred compensation as follows: Mr. Gilson, $223,896; Mr. Pervere, $22,413; Mr. Scholes, $65,999; Mr. Shoven, $139,263, and Ms. Wohlers, $119,647.
[6]	Includes deferred compensation as follows: Mr. Gilson, $202,170; Mr. Pervere, $6,989; Mr. Shoven, $126,782, and Ms. Wohlers, $101,811.

None of the Issuers currently provides any pension or retirement benefits to the Trustees except pursuant to the American Century Mutual Funds’ Independent Trustees’ Deferred Compensation Plan adopted by the Issuers. Under the plan, the Independent Trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the Funds. All deferred fees are credited to accounts established in the names of the Trustees. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the Trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of funds from time to time.

No deferred fees are payable until such time as a Trustee resigns, retires or otherwise ceases to be a member of the Boards. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Trustee, all remaining deferred fee account balances are paid to the Trustee’s beneficiary or, if none, to the Trustee’s estate.

The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have voluntarily funded their obligations. The rights of Trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

Exhibit A to this Proxy Statement shows the dollar range the Trustees beneficially owned as of December 31, 2009 in the equity securities of any of the Funds, and, on an aggregate basis, equity securities of all of the Issuers.

Beneficial Ownership of Affiliates by Independent Trustees

No Independent Trustee or his or her immediate family members beneficially owned shares of the Advisor, the principal underwriter of the Funds or any other person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter as of December 31, 2009.

Officers

The following table presents certain information about the executive officers of the Issuers. Each officer serves as an officer for each of the 15 investment companies in the American Century Family of Funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the Funds. The listed officers are interested persons of the Funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with the Issuers	Principal Occupation During the Past Five Years
Jonathan S. Thomas	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to March 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM, ACGIM; Director, ACIM, ACGIM and other ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November 2005)

Barry Fink	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne L. Roepke	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM, ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Name	Offices with the Issuers	Principal Occupation During the Past Five Years
Charles A. Etherington	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACGIM, ACS and other ACC subsidiaries and Senior Vice President, ACIM, ACGIM and ACS

Robert J. Leach	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds, ACIM and ACGIM (January 2001 to February 2005). Also serves as: Vice President, ACIM, ACGIM and ACS

Ward D. Stauffer	Secretary since 2005	Attorney, ACC (June 2003 to Present)

Share Ownership

As of March 19, 2010, each executive officer and Trustee individually, and as a group, owned beneficially less than 1% of the outstanding shares of each class of the Funds. For more information about significant share ownership of the Funds, see “Other Information—Outstanding Shares and Significant Shareholders.”

Independent Registered Public Accounting Firm

The Audit and Compliance Committee and each Board selected the independent registered public accounting firm of PricewaterhouseCoopers LLP (“PwC”) to serve as independent public accountants of the Issuers for their most recent fiscal years. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Fees Paid to PwC

The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the annual financial statements of the Funds and for other professional services for the fiscal years ended as indicated below were:

Issuer	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	All Other Fees (d)
American Century California Tax-Free and Municipal Funds
08/31/2009	$107,593	$0	$27,288	$0
08/31/2008	$85,356	$0	$0	$0
American Century Government Income Trust
03/31/2009	$108,376	$0	$0	$0
03/31/2008	$89,575	$0	$0	$0
American Century Investment Trust
03/31/2009	$201,665	$0	$0	$0
03/31/2008	$197,23	$0	$0	$0
American Century Target Maturities Trust
09/30/2009	$97,643	$0	$0	$0
09/30/2008	$94,982	$0	$0	$0
American Century Municipal Trust
05/31/2009	$109,709	$0	$26,200	$0
05/31/2008	$84,891	$0	$0	$0
American Century Variable Portfolios II, Inc.
12/31/2009	$27,524	$0	$0	$0
12/31/2008	$32,476	$0	$0	$0
American Century Quantitative Equity Funds, Inc.
06/30/2009	$262,760	$0	$0	$0
06/30/2008	$228,571	$0	$0	$0
American Century International Bond Funds
06/30/2009	$29,527	$0	$0	$0
06/30/2008	$20,136	$0	$0	$0

(a) Audit Fees

These fees relate to professional services rendered by PwC for the audits of the Funds’ annual financial statements or services normally provided by an independent public accountant in connection with statutory and regulatory filings or engagements. These services included the audits of the financial statements of the Funds, issuance of consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

(b) Audit Related Fees

These fees relate to assurance and related services by PwC in connection with semi-annual financial statements.

(c) Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, and tax planning. These services included assistance with communications and filings to the Internal Revenue Service for a change in accounting method.

(d) All Other Fees

These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee approves the engagement of the accountant prior to the accountant rendering any audit or non-audit services to the Issuers. The aggregate non-audit fees billed by PwC for services rendered to the Advisor and service affiliates for the years ended December 31, 2008 and December 31, 2009 were $100,922 and $185,315, respectively.

The Audit Committee considered and concluded that the provisions for non-audit services to the Advisor and its affiliates that did not require pre-approval are compatible with maintaining PwC’s independence.

Required Approval for Proposal 1

Proposal 1, the election of the Nominee, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of each Issuer, voting together as a single class that includes the votes of the shares of each Fund that is a series of that Issuer, will vote separately for the election of the Nominee to that Issuer’s Board. Approval of the Proposal by an Issuer is not contingent upon approval of the Proposal by any other Issuer.

The Boards Recommend that the Shareholders Vote to Elect the Nominee.

PROPOSAL 2: APPROVAL OF MANAGEMENT AGREEMENTS
Overview

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Funds. The Advisor previously served as investment advisor to each of the Funds pursuant to management agreements approved by Fund shareholders (the “Prior Management Agreements”).  The Prior Management Agreements terminated automatically on February 16, 2010 (the “Termination Date”) due to a deemed “change of control” of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control is described in further detail below.  To ensure the continuity of the investment advisory services to the Funds after the aforementioned termination of the Prior Management Agreements, and before shareholder approval of new management agreements described below (“Proposed Management Agreements”), the Board approved interim management agreements between the Advisor and the Issuers on behalf of the respective Funds (the “Interim Management Agreements”).  The

Advisor is currently managing the Funds pursuant to the Interim Management Agreements.  Shareholders of the Funds are being asked to approve Proposed Management Agreements with ACIM.* The Proposed Management Agreements are identical to the Prior Management Agreements except for the date and certain other non-material changes.  A form of the Proposed Management Agreements is attached as Exhibit B.

Reason for Proposed Management Agreements

You are being asked to approve the Proposed Management Agreements in order to ensure the continued provision of advisory services to the Funds. Under the 1940 Act, the change in trustee of the Trust described below may technically be considered a “change in control” of ACC and therefore also a change in control of the Advisor even though there has been no change to its management and none is anticipated. The “change in control” resulted in the assignment and automatic termination of the Prior Management Agreements, as required under their terms and the 1940 Act.

The Advisor is a wholly-owned subsidiary of ACC. ACC’s certificate of incorporation provides for three classes of common stock: Class A, Class B and Class C. Class A common stock represents one vote per share; Class B common stock represents 10,000 votes per share; and Class C common stock has no voting rights. Class B shares are entitled to elect 75% of ACC’s board of directors. A trust (the “Trust”) holds Class B shares that represent approximately 40% of the combined voting power of the common stock. Prior to the Termination Date, James E. Stowers, Jr. served as the trustee of the Trust.  Pursuant to the trust agreement governing the Trust (hereinafter the “Trust Agreement”), as trustee of the Trust, Mr. Stowers had the ability to vote and to dispose of the Class B shares owned by the Trust. Under Section 2(a)(9) of the 1940 Act, Mr. Stowers’ control of greater than 25% of the voting securities created a presumption that he controlled ACC.

On the Termination Date, pursuant to the terms of the Trust Agreement, Mr. Richard W. Brown succeeded Mr. Stowers as the trustee of the Trust. Mr. Brown currently serves as co-chairman of the Board of Directors of ACC and also serves as co-chairman of the Board of Directors of Stowers Resource Management, Inc. (“SRM”) and chairman of the Board of Directors of the Stowers Institute for Medical Research (“SIMR”). As trustee, Mr. Brown has the responsibility to manage the affairs of the Trust, which include managing the Trust property, distributing income to its beneficiaries, voting the shares of ACC stock held by the Trust, and complying with the Trust Agreement’s dispositive provisions upon the occurrence of specific events.  During his lifetime, Mr. Brown may designate other qualified individuals and corporations to act as trustee. Should he fail to do so, David A. Welte shall

*
Management agreements for new share classes of the Funds that were launched after the Termination Date did not terminate, have not been replaced by Interim Management Agreements, and do not require approval of Proposed Management Agreements.

become the successor trustee.  Mr. Welte currently serves as a member of the Board of Directors of ACC and also serves as Executive Vice President and General Counsel of SRM and as a member of the Board of Directors of SRM and SIMR. Should neither Mr. Brown nor Mr. Welte be able to act as trustee or designate someone to act in his place, a majority of the members of the Executive Committee of the SRM Board of Directors shall make such appointment. Pursuant to the terms of the Trust Agreement, the ultimate beneficiary of the Trust, including the ACC stock held by the Trust, is SRM, SIMR or another tax-exempt member of the Stowers Group of Companies.*

Information about the Advisor

The Advisor is a wholly-owned subsidiary of ACC and has been providing management and advisory services to the American Century family of funds since 1958. The following table lists the names, positions and principal occupations of the directors and principal executive officer of the Advisor:

Name	Position with ACIM	Principal Occupation
Enrique Chang	President, Chief Executive Officer and Chief Investment Officer	Chief Investment Officer
James E. Stowers, Jr.	Director	Founder, Co-Chairman and Director, ACC; Director, ACIM, ACS, ACIS and other ACC subsidiaries
Jonathan S. Thomas	Executive Vice President, Director	President and Chief Executive Officer, ACC; Chief Executive Officer and Manager, ACS; Director, ACIM, ACIS and other ACC subsidiaries

Officers of the Advisor and the Funds who own ACC stock are Otis Cowan, Charles Etherington, David Reinmiller, Maryanne Roepke and Ward Stauffer.  The address for the Advisor and each of its officers and directors is 4500 Main Street, Kansas City, Missouri 64111.

Description of the Management Agreements

The Advisor previously served as investment advisor to each of the Funds pursuant to the Prior Management Agreements, and currently serves as investment advisor pursuant to the Interim Management Agreements. The table included as Exhibit C lists the dates of the Interim Management Agreements, as well as the dates the Prior Management Agreements were last submitted to a vote of the shareholders and the purpose of the shareholder vote for each Fund. Under the Proposed Management Agreements, the Advisor will provide the same services to the Funds as under the Prior and Interim Management Agreements.

*	The Stowers Group of Companies is a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatment and prevention of disease.

Each of the Prior Management Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment (as defined by the 1940 Act). Any change in control of the Advisor or its parent company may result in an assignment. As previously described, on February 16, 2010, there was a deemed change in control of the Advisor’s parent company, ACC, which caused an “assignment” of the Prior Management Agreements resulting in their automatic termination. Accordingly, the Boards have determined it to be in the best interests of each Fund and its shareholders to approve a new management agreement between the Advisor and the respective Issuers on behalf of each Fund. Each Board, including the Independent Trustees, approved the Proposed Management Agreements and recommended their approval by shareholders, as required by the 1940 Act.

To ensure the continuity of the investment advisory services to the Funds after the aforementioned termination of the Prior Management Agreements, and before shareholder approval of the Proposed Management Agreements, the Boards approved the Interim Management Agreements between the Advisor and the Issuers on behalf of the Funds in accordance with Rule 15a-4 of the 1940 Act. See “Basis for the Boards’ Approval of the Proposed Management Agreements” for a discussion of the factors the Boards considered in their approval of the Proposed Management Agreements.

Interim Management Agreements

The terms of the Interim Management Agreements are substantially identical to those of the corresponding Prior Management Agreements. However, there are differences relating to effective dates, duration and termination provisions as described below.

The Interim Management Agreements were effective upon the termination of the Prior Management Agreements and will continue to be effective until the earlier of (i) 150 days following the date of their execution or (ii) the effective date of the Proposed Management Agreements (provided such agreements have been approved in the manner required under the 1940 Act), unless terminated sooner in accordance with their terms. If shareholders of the Funds do not approve the Proposed Management Agreements on behalf of their respective Funds, the Boards will take such action as they deem to be in the best interests of the Funds, which may include further solicitation of shareholders. In addition, each Interim Management Agreement may be terminated with respect to any Fund by its Board, by a vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of such Fund or class, or by the Advisor, without payment of any penalty, upon 60 days’ written notice to the other party.

The rate of compensation paid to the Advisor by each Fund under the Interim Management Agreements is the same as that paid under the corresponding Prior Management Agreements.

Proposed Management Agreements

The Boards have unanimously approved and recommended that shareholders approve the Proposed Management Agreements with the Advisor on behalf of their respective Funds. The approval of a Proposed Management Agreement by one Fund is not contingent upon the approval of a Proposed Management Agreement by any other Fund, including Funds that are series of the same Issuer.  The Advisor’s fee under each Prior Management Agreement on behalf of the respective Funds and share classes will be the same under the corresponding Proposed Management Agreement. A form of the Proposed Management Agreements is attached as Exhibit B. The description of the terms of the Proposed Management Agreements is qualified in its entirety by reference to Exhibit B.

Comparison of the Prior Management Agreements and the Proposed Management Agreements

The terms of the Proposed Management Agreements are substantially identical to those of the Prior Management Agreements except for the effective dates and certain other non-material changes.

Management Services

The investment management services to be provided by the Advisor to each Fund under the Proposed Management Agreements are the same as those currently provided by the Advisor to each Fund under the Prior Management Agreements. Both the Prior Management Agreements and the Proposed Management Agreements provide that the Advisor will: (i) maintain a continuous investment program and decide which investments to buy and sell for each Fund’s portfolio; and (ii) select brokers and dealers to carry out portfolio securities transactions for each Fund.

Fees and Expenses

The provisions of the Proposed Management Agreements regarding expenses are identical to the provisions of the Prior Management Agreements. Under the terms of the Prior Management Agreements and the Proposed Management Agreements, the Advisor will pay all the expenses of each class of each Fund, other than interest, taxes, brokerage commissions, portfolio insurance, extraordinary expenses, the fees and expenses of the Independent Trustees (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The fees payable to the Advisor by each Fund under both the Prior Management Agreements and the Proposed Management Agreements are identical and are set forth in Exhibit D. Additionally, Exhibit E sets forth the aggregate amount of fees paid to the Advisor and the amount and purpose of any material payments to the Advisor by a Fund during the last fiscal year.

Termination

Each Prior Management Agreement and Proposed Management Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Prior Management Agreements and the Proposed Management Agreements each are terminable with respect to a Fund at any time, without payment of any penalty, by the Board of each Fund or by a vote of the majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor, or by the Advisor upon 60 days’ written notice to the Fund.

Advisory Services to Other Funds

The following table provides information regarding non-American Century mutual funds for which the Advisor provides investment advisory services and that have investment objectives and strategies that are similar to those of the Funds. All of the information below is provided for the calendar year ended December 31, 2009.

Fund	2009 Average Net Assets ($)	Actual Management Fee Received ($)	Effective Management Fee (as a percentage of average daily net assets)
The following funds are managed (or in some cases, a portion of the fund’s assets is managed) pursuant to a similar investment strategy as American Century Income & Growth.
AST American Century Income & Growth Portfolio	160,511,766	610,437	0.380%
VALIC Core Value Fund	53,144,871	235.558	0.443%
MML Income & Growth Fund	159,873,826	667,492	0.418%
One portion of the following fund’s assets is managed pursuant to a similar investment strategy as American Century Disciplined Growth.
VALIC Growth Fund	113,256,722	544,972	0.481%
The following fund is managed pursuant to a similar investment strategy as American Century VP Inflation Protection.
Northwestern Mutual Inflation Protection Portfolio	85,795,787	274,505	0.320%

Basis for the Boards’ Approval of the Proposed Management Agreements

At the meetings held on April 1, 2010, after considering all information presented, the Boards, including the Independent Trustees, unanimously approved each Proposed Management Agreement and determined to recommend that shareholders approve the Proposed Management Agreements. The Boards requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and services provided to the Funds by the Advisor. The Boards oversee on a continuous basis and evaluate at their quarterly meetings, directly and through the committees of the Boards, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations.  The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;
•	the wide range of programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;
•	the compliance policies, procedures, and regulatory experience of the Advisor;
•	data comparing the cost of owning the Funds to the cost of owning a similar fund;
•	the fact that there will be no changes to the fees, services, or personnel providing such sources as compared to the Prior Management Agreements;
•	data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•	financial data showing the profitability of the Funds to the Advisor and the overall profitability of the Advisor;
•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and
•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Funds and potential sharing of economies of scale in connection with the management of the Funds.

The Boards also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Boards were mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the current Advisor. In particular, the Boards recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

Factors Considered
The Boards considered all of the information provided by the Advisor, the independent data providers, and the Boards’ independent counsel, and evaluated such information for each fund the Boards oversee.  The Boards did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.  In deciding to approve the Proposed Management Agreements under the terms ultimately determined by the Boards to be appropriate, the Boards based their decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreements, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The

Boards noted that under the Proposed Management Agreements, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Funds
•	portfolio research and security selection
•	initial capitalization/funding
•	securities trading
•	Fund administration
•	custody of Fund assets
•	daily valuation of each Fund’s portfolio
•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications
•	legal services
•	regulatory and portfolio compliance
•	financial reporting
•	marketing and distribution

The Boards noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services to be provided to the Funds is complex and would provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the Boards expect the Advisor to manage each Fund in accordance with its investment objectives and approved strategies.  In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business.  The Boards, directly and through their Portfolio Committees, regularly review investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.  If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Boards discuss with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services.  Under the Proposed Management Agreements, the Advisor will also provide the Funds with a comprehensive package of transfer agency, shareholder, and other services.  The Boards, directly and through the various committees of the Boards, regularly review reports and evaluations of such services.  These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), tech-

nology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.  Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability.  The Advisor provided detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition.  The Boards reviewed with the Advisor the methodology used to prepare this financial information. The Boards have also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Funds. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreements, and the reasonableness of the proposed management fees.

Ethics.  The Boards generally consider the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically.  They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale.  The Boards also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds.  The Boards concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis.  The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Boards seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of each Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Funds. The Boards believe the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Funds increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.  In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees.  Both the Prior and Proposed Management Agreements provide that the Funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act.  Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services.  By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses.  Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval.  The Boards believe the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies.  Part of the Boards’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group.  The Boards concluded that the management fee to be paid by each Fund to the Advisor under the Proposed Management Agreements is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor.  The Boards also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Funds.  They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds.  The Boards analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out”  Benefits Derived by the Advisor.  The Boards considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds.  They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.  The Boards noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders.  The Boards also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.  The Boards concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Boards. As a result of this process, the Boards, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Investment Management Agreements should be approved and recommend their approval to shareholders.

Affiliated Brokerage

American Century Investment Services, Inc. (the Funds’ distributor) and the Advisor are wholly owned, directly or indirectly, by ACC. JPMorgan Chase & Co. (JPM) is an equity investor in ACC. The Funds paid J.P. Morgan Securities Inc. (JPMS), and JP Morgan Cazenove Limited (JPMC), subsidiaries of JPM, the following brokerage commissions for the fiscal year shown:

	Fiscal Year End	Aggregate Amount of Commissions Paid to Affiliated Brokers		Percentage of Dollar Amount of Portfolio Transactions
Fund		JPMS	JPMC	JPMS	JPMC
Disciplined Growth	6/30/09	$10	—	0.04%	—
Equity Growth	6/30/09	$268	—	0.02%	—
Global Gold	6/30/09	$26,557	$6,232	5.23%	1.84%
Income & Growth	6/30/09	$9,189	—	0.28%	—
International Core Equity	6/30/09	$32	—	0.16%	—
Long-Short Market Neutral	6/30/09	$11,444	—	0.48%	—
NT Equity Growth	6/30/09	$288	—	0.21%	—
NT Small Company	6/30/09	$14	—	0.01%	—
Small Company	6/30/09	—	—	—	—
Utilities	6/30/09	—	—	—	—

Required Approval for Proposal 2

Each Fund and, in some cases, each class is separately being asked to approve the Proposed Management Agreements. If a Fund has an Institutional Class of shares, the holders of those shares will vote on the Proposed Management Agreement separately from the other share classes of the Fund. Institutional Class shares are voting separately on Proposal 2 because they have a different unified management fee under the Proposed Management Agreements than the other classes of the applicable Fund due to different arrangements for shareholder and administrative services. Proposal 2 must be approved in accordance with Section 15(a) of the 1940 Act, which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the Fund or, where applicable, class or (ii) 67% or more of the shares of the Fund or, where applicable, class present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.

The Boards Recommend that the Shareholders Vote to Approve the Proposed Management Agreements.

OTHER INFORMATION

Meetings of Shareholders

The Funds are not required to hold annual shareholder meetings, unless required to do so in order to elect directors/trustees and for such other purposes as may be prescribed by law or the Funds’ Declarations of Trust/Articles of Incorporation. Special meetings of the shareholders may be called by the Boards for the purpose of taking action upon any other matter deemed by the Boards to be necessary or desirable. A meeting of the shareholders may be held at any place designated by the Boards. Written notice of any meeting is required to be given by the Trustees.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards. Proxies may be solicited by officers of the Funds and the Advisor, as well as their affiliates, employees and agents as well as a paid proxy solicitation firm. In addition, financial intermediaries may solicit the proxy of the beneficial owners of the shares. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. The Advisor or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The expenses associated with this Proxy Statement are anticipated to include the following: (a) expenses associated with the preparation of this Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this Proxy Statement or in connection with the proxy solicitation; (d) solicitation, tabulation and related processing costs (including the costs of a third party solicitor and tabulation agent); and (e) other related administrative or operational costs. The Advisor and the Funds will each bear 50% of such expenses. However, because the Advisor is waiving fees and expenses of the money market funds to support their yields, the Advisor will indirectly bear up to 100% of those funds’ portions of the proxy expenses.

American Century Services, LLC (“ACS”), the transfer agent and administrator to the Funds, has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”) pursuant to which Broadridge will provide certain project management, telephone solicitation, and internet and telephonic voting services in addition to providing for the printing and mailing of the proxy statement. The fees to be paid to Broadridge by ACS under the contract are estimated to be $2.6 million in the aggregate.

Date, Time and Place of the Meeting

The Meeting will be held on June 16, 2010 at 10:00 a.m. Central Time at the principal executive offices of American Century, 4500 Main Street, Kansas City, Missouri 64111. To obtain directions to be able to attend the Meeting and vote in person, please call 1-800-345-2021.

Use and Revocation of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder of record present at the Meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Proposal(s). It is not anticipated that any matters other than the approval of the Proposals will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of each Issuer, Fund or class must be present in person or by proxy to constitute a quorum for purposes of voting on proposals relating to that Issuer, Fund or class. Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. Shareholders of each Issuer vote separately on Proposal 1 (Election of Trustee). Shareholders of each of the Funds will vote separately on Proposal 2. If a Fund has an Institutional Class, holders of those shares will vote separately on Proposal 2. Approval of Proposal 1 requires the approval of a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Approval of Proposal 2 requires the approval of the lesser of (i) more than 50% of the outstanding shares of the applicable Fund or, if applicable, class or (ii) 67% or more of the shares of that Fund or, if applicable, class present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms holding shares of any of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Each Issuer, Fund or class will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal without further notice other than by announcement at the Meeting. Any adjournment of the Meeting for the further solicitation of proxies for a Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned. However, if the Meeting is adjourned for more than ninety days, then the Funds are required to send a new shareholder meeting notice to shareholders. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment.

Outstanding Shares and Significant Shareholders

Only holders of record of shares at the close of business on March 19, 2010 (the “Record Date”) are entitled to vote on the Proposals at the Meeting or any adjournment thereof. Exhibit F sets forth the number of shares issued and outstanding and the number of votes entitled to vote on each proposal as of the Record Date.

Exhibit Gto this Proxy Statement lists those persons who, as of the Record Date, owned of record or beneficially 5% or more of the outstanding shares of any class of shares entitled to vote together on a Proposal.

Other Service Providers

American Century Services, LLC serves as transfer agent and administrator of the Funds. American Century Investment Services, Inc. serves as distributor to the Funds. Both entities are affiliates of the Advisor and are located at 4500 Main Street, Kansas City, Missouri 64111.

Where to Find Additional Information

The Issuers are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Issuers on behalf of the Funds can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Other Matters and Discretion of Attorneys Named in the Proxy

The Issuers are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Funds, P.O. Box 418210, Kansas City, Missouri, 64141-9210, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Issuers.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE
AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN
IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE
IF MAILED IN THE UNITED STATES.

EXHIBIT A

Share Ownership of Trustees
Interested Trustee	Fund Name/(Dollar Range of Equity Securities In Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies

Jonathan S. Thomas
American Century Investment Trust
   High-Yield ($10,001-$50,000)
   Diversified Bond (more than $100,000)
American Century Government Income Trust
   Capital Preservation (more than $100,000)
   Inflation-Adjusted Bond ($50,001-$100,000)
American Century Quantitative Equity Funds, Inc.
   Disciplined Growth ($1-$10,000)
   Equity Growth ($1-$10,000)
   Global Gold ($1-$10,000)
   Income & Growth ($1-$10,000)
   Long-Short Market Neutral
    ($10,001-$50,000)
   Small Company ($1-$10,000)
   Utilities ($1-$10,000)
More than $100,000
Independent Trustees

John Freidenrich	None	None

Ronald J. Gilson
American Century California Tax-Free
and Municipal Funds
   California Tax-Free Money Market
   ($1-$10,000)
American Century Investment Trust
   Diversified Bond (more than $100,000)
American Century Quantitative Equity Funds, Inc.
   Equity Growth (more than $100,000)
More than $100,000

Frederick L.A. Grauer	None	None

Peter F. Pervere	None	None

A 1

Myron S. Scholes
American Century California Tax-Free
and Municipal Funds
   California Tax-Free Money Market
   ($1-$10,000)
American Century Government Income Trust
   Capital Preservation Fund
   (more than $100,000)
American Century Investment Trust
   Premium Money Market
   (more than $100,000)
American Century Quantitative Equity Funds, Inc.
   Equity Growth (more than $100,000)
   Income & Growth (more than $100,000)
More than $100,000

John B. Shoven	American Century Quantitative Equity Funds, Inc. Income & Growth (more than $100,000)	More than $100,000

Jeanne D. Wohlers
American Century California Tax-Free
and Municipal Funds
   California Tax-Free Money Market
   (more than $100,000)
American Century Government Income Trust
   Capital Preservation ($10,001-$50,000)
   Short-Term Government
   (more than $100,000)
More than $100,000

*Note – Funds not listed are funds in which no securities are owned by the Trustees.

A 2

Exhibit B
FORM OF PROPOSED MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is effective as of the 16th day of June, 2010 by and between [ISSUER] a [Massachusetts business trust][Maryland corporation] and registered investment company (the “Company”), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (the “Investment Manager”).

WHEREAS, a majority of those members of the [Board of Trustees][Board of Directors] of the Company (collectively, the “Board of Directors”, and each Trustee individually a “Director”) who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Investment Company Act”) (hereinafter referred to as the “Independent Directors”), has approved this Agreement as it relates to each series of shares of the Company set forth on Schedule B attached hereto (the “Funds”).

NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

1.
Investment Management Services. The Investment Manager shall supervise the investments of each class of each Fund. In such capacity, the Investment Manager shall maintain a continuous investment program for each such Fund, determine what securities shall be purchased or sold by each Fund, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders. In performing its duties hereunder, the Investment Manager will manage the portfolios of all classes of shares of a particular Fund as a single portfolio.

2.	Compliance with Laws. All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:
(a)	the Investment Company Act and any rules and regulations promulgated thereunder;
(b)	any other applicable provisions of law;
(c)	the Declaration of Trust of the Company as amended from time to time;
(d)	the Bylaws of the Company as amended from time to time;
(e)	the Multiple Class Plan of the Company as amended from time to time; and
(f)	the registration statement(s) of the Company, as amended from time to time, filed under the Securities Act of 1933 and the Investment Company Act.
3.	Board Supervision. All of the functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the

Board of Directors, its executive committee, or any committee or officers of the Company acting under the authority of the Board of Directors.
4.
Payment of Expenses.  The Investment Manager will pay all the expenses of each class of each Fund, other than interest, taxes, brokerage commissions, portfolio insurance, extraordinary expenses, the fees and expenses of the Independent Directors (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. The Investment Manager will provide the Company with all physical facilities and personnel required to carry on the business of each class of each Fund that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5.
Account Fees.  The Company, by resolution of the Board of Directors, including a majority of the Independent Directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts of any class of one or more of the Funds, such fee to be retained by the Company or to be paid to the Investment Manager to defray expenses which would otherwise be paid by the Investment Manager in accordance with the provisions of paragraph 4 of this Agreement.  At least 60 days’ prior written notice of the intent to impose such fee must be given to the shareholders of the affected Fund or Fund class.

6.	Management Fees.
(a)
In consideration of the services provided by the Investment Manager, each class of a Fund shall pay to the Investment Manager a management fee that is calculated as described in this Section 6 using the fee schedules described herein.

(b)	Definitions
(1)	An “Investment Team” is the Portfolio Managers that the Investment Manager has designated to manage a given portfolio.
(2)	An “Investment Strategy” is the processes and policies implemented by the Investment Manager for pursuing a particular investment objective managed by an Investment Team.
(3)
A “Primary Strategy Portfolio” is each Fund, as well as any other series of any other registered investment company for which the Investment Manager serves as the investment manager and for which American Century Investment Services, Inc. serves as the distributor; provided, however, that a registered investment company that invests its assets exclusively in the shares of other registered investment companies shall not be a Primary Strategy

Portfolio. Any exceptions to the above requirements shall be approved by the Board of Directors.
(4)
A “Secondary Strategy Portfolio” is another account managed by the Investment Manager that is managed by the same Investment Team as that assigned to manage any Primary Strategy Portfolio that shares the same board of directors or board of trustees as the Company. Any exceptions to this requirement shall be approved by the Board of Directors.

(5)
An “Investment Category” for a Fund is the group to which the Fund is assigned for determining the first component of its management fee. Each Primary Strategy Portfolio is assigned to one of the three Investment Categories indicated below. The Investment Category assignments for the Funds appear in Schedule B to this Agreement. The amount of assets in each of the Investment Categories (“Investment Category Assets”) is determined as follows:

a)
Money Market Fund Category Assets.  The assets which are used to determine the fee for this Investment Category is the sum of the assets of all of the Primary Strategy Portfolios and Secondary Strategy Portfolios that invest primarily in debt securities and are subject to Rule 2a-7 under the Investment Company Act.

b)
Bond Fund Category Assets. The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the Primary Strategy Portfolios and Secondary Strategy Portfolios that invest primarily in debt securities and are not subject to Rule 2a-7 under the Investment Company Act.

c)
Equity Fund Category Assets.  The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the Primary Strategy Portfolios and Secondary Strategy Portfolios that invest primarily in equity securities.

(6)
The “Per Annum Investment Category Fee Dollar Amount” for a Fund is the dollar amount resulting from applying the applicable Investment Category Fee Schedule for the Fund (as shown on Schedule A) using the applicable Investment Category Assets.

(7)
The “Per Annum Investment Category Fee Rate” for a Fund is the percentage rate that results from dividing the Per Annum Investment Category Fee Dollar Amount for the Fund by the applicable Investment Category Assets for the Fund.

(8)	The “Complex Assets” is the sum of the assets in all of the Primary Strategy Portfolios.
(9)	The “Per Annum Complex Fee Dollar Amount” for a class of a Fund shall be the dollar amount resulting from application of the

Complex Assets to the Complex Fee Schedule for the class as shown in Schedule C.
(10)	The “Per Annum Complex Fee Rate” for a class of a Fund is the percentage rate that results from dividing the Per Annum Complex Fee Dollar Amount for the class of a Fund by the Complex Assets.
(11)
The “Per Annum Management Fee Rate” for a class of a Fund is the sum of the Per Annum Investment Category Fee Rate applicable to the Fund and the Per Annum Complex Fee Rate applicable to the class of the Fund.

(c)
Daily Management Fee Calculation.  For each calendar day, each class of each Fund shall accrue a fee calculated by multiplying the Per Annum Management Fee Rate for that class times the net assets of the class on that day, and further dividing that product by 365 (366 in leap years).

(d)
Monthly Management Fee Payment. On the first business day of each month, each class of each series Fund shall pay the management fee to the Investment Manager for the previous month. The fee for the previous month shall be the sum of the Daily Management Fee Calculations for each calendar day in the previous month.

(e)
Additional Series or Classes. In the event that the Board of Directors shall determine to issue any additional series or classes of shares for which it is proposed that the Investment Manager serve as investment manager, the Company and the Investment Manager may enter into an Addendum to this Agreement setting forth the name of the series and/or classes, as appropriate, the fee schedule for each and such other terms and conditions as are applicable to the management of such series and/or classes, or, in the alternative, enter into a separate management agreement that relates specifically to such series and/or classes of shares.

7.
Continuation of Agreement.  This Agreement shall become effective for each Fund as of the date first set forth above (the “Effective Date”) and shall continue in effect for each Fund for a period of two years from the Effective Date, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter for each Fund only as long as such continuance is specifically approved at least annually (i) by either the Board of Directors or by the vote of a majority of the outstanding voting securities of such Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than 90 days prior to the date on which it would otherwise terminate in each applicable year, notwithstanding the fact that more than 365 days may have elapsed since the date on which such approval was last given.
8.
Termination.  This Agreement may be terminated, with respect to any Fund, by the Investment Manager at any time without penalty upon giving the Company 60 days’ written notice, and may be terminated, with respect to any Fund, at any time without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of each class of such Fund on 60 days’ written notice to the Investment Manager.

9.
Effect of Assignment.  This Agreement shall automatically terminate with respect to any Fund in the event of its assignment by the Investment Manager.  The term “assignment” for this purpose has the meaning defined in Section 2(a)(4) of the Investment Company Act.

10.
Other Activities.  Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or the right of any of its officers, directors or employees (who may also be a Director, officer or employee of the Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

11.
Standard of Care.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

12.
Separate Agreement.  The parties hereto acknowledge that certain provisions of the Investment Company Act, in effect, treat each series of shares of a registered investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the Investment Company Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each Fund.

13.
Use of the Name “American Century”.  The name “American Century” and all rights to the use of the name “American Century” are the exclusive property of American Century Proprietary Holdings, Inc. (“ACPH”).  ACPH has consented to, and granted a non-exclusive license for, the use by the Company of the name “American Century” in the name of the Company and any Fund.  Such consent and non-exclusive license may be revoked by ACPH in its discretion if ACPH, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment adviser of each Fund.  In the event of such revocation, the Company and each Fund using the name “American Century” shall cease using the name

“American Century” unless otherwise consented to by ACPH or any successor to its interest in such name.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers to be effective as of the day and year first written above.

American Century Investment Management, Inc.	[Issuer]

David H. Reinmiller	Charles A. Etherington
Vice President	Senior Vice President

EXHIBIT C
Dates of Prior Management Agreements

Fund	Prior Management Agreement Date	Date Prior Management Agreement Last Submitted to Shareholders	Purpose of Last Submission to Shareholders
California High-Yield Municipal	02/16/2010	07/30/1997	Approval of Management Agreement
California Long-Term Tax-Free	02/16/2010	07/30/1997	Approval of Management Agreement
California Tax-Free Bond	02/16/2010	07/30/1997	Approval of Management Agreement
California Tax- Free Money Market	02/16/2010	07/30/1997	Approval of Management Agreement
Capital Preservation	02/16/2010	07/30/1997	Approval of Management Agreement
Ginnie Mae (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Ginnie Mae (All other classes)	02/16/2010	07/30/1997	Approval of unified management fee
Government Bond (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Government Bond (All other classes)	02/16/2010	07/30/1997	Approval of unified management fee
Inflation-Adjusted Bond (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Inflation-Adjusted Bond (All other classes)	02/16/2010	07/30/1997	Approval of unified management fee
Short-Term Government (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Short-Term Government (All other classes)	02/16/2010	07/30/1997	Approval of unified management fee
International Bond (Advisor Class	02/16/2010	06/27/2007	Approval of fee structure change
International Bond (All other classes)	02/16/2010	07/30/1997	Approval of unified management fee
Core Plus	02/16/2010	11/09/2006	Consent of Sole Shareholder
Diversified Bond (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Diversified Bond (All other classes)	02/16/2010	07/30/1997	Approval of unified management fee
High-Yield (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
High-Yield (All other classes)	02/16/2010	01/31/2003	Consent of Sole Shareholder

Fund	Prior Management Agreement Date	Date Prior Management Agreement Last Submitted to Shareholders	Purpose of Last Submission to Shareholders
Inflation Protection Bond	02/16/2010	05/31/2005	Consent of Sole Shareholder
NT Diversified Bond	02/16/2010	05/15/2006	Consent of Sole Shareholder
Premium Money Market	02/16/2010	07/30/1997	Consent of Sole Shareholder
Prime Money Market (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Prime Money Market (All other classes)	02/16/2010	07/30/1997	Approval of unified management fee
Short Duration	02/16/2010	11/09/2006	Consent of Sole Shareholder
High-Yield Municipal	02/16/2010	03/30/1998	Consent of Sole Shareholder
Long-Term Tax-Free	02/16/2010	07/30/1997	Approval of unified management fee
New York Tax-Free	02/16/2010	06/28/2009	Consent of Sole Shareholder
Tax-Free Bond (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Tax-Free Bond (All other classes)	02/16/2010	07/29/2005	Consent of Sole Shareholder
Tax-Free Money Market	02/16/2010	07/30/1997	Approval of unified management fee
Disciplined Growth (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Disciplined Growth (All other classes)	02/16/2010	09/30/2005	Consent of Sole Shareholder
Equity Growth (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Equity Growth (All other classes)	02/16/2010	04/26/2004	Approval of Management Agreement due to change in domicile
Global Gold (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Global Gold (All other classes)	02/16/2010	04/26/2004	Approval of Management Agreement due to change in domicile
Income & Growth (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Income & Growth (All other classes)	02/16/2010	04/26/2004	Approval of Management Agreement due to change in domicile

Fund	Prior Management Agreement Date	Date Prior Management Agreement Last Submitted to Shareholders	Purpose of Last Submission to Shareholders
International Core Equity	02/16/2010	11/09/2006	Consent of Sole Shareholder
Long-Short Market Neutral	02/16/2010	09/30/2005	Consent of Sole Shareholder
Small Company (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Small Company	02/16/2010	08/01/2006	Approval of Management Agreement due to change in domicile
NT Equity Growth	02/16/2010	05/15/2006	Consent of Sole Shareholder
NT Small Company	02/16/2010	05/15/2006	Consent of Sole Shareholder
Utilities (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Utilities (All other classes)	02/16/2010	04/26/2004	Approval of Management Agreement due to change in domicile
Target 2010 (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Target 2010 (Investor Class)	02/16/2010	07/30/1997	Approval of unified management fee
Target 2015 (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Target 2015 (Investor Class)	02/16/2010	07/30/1997	Approval of unified management fee
Target 2020 (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Target 2020 (Investor Class)	02/16/2010	07/30/1997	Approval of unified management fee
Target 2025 (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Target 2025 (Investor Class)	02/16/2010	07/30/1997	Approval of unified management fee
VP Inflation Protection (Class II)	02/16/2010	12/30/2002	Consent of Sole Shareholder
VP Inflation Protection (Class I)	02/16/2010	04/30/2004	Consent of Sole Shareholder

EXHIBIT D
Contractual Advisory Fee Rate Paid to the Advisor under the Prior
Management Agreements and Payable to the Advisor under the Proposed
Management Agreements

The Advisor receives a unified management fee (the "Management Fee") based on a percentage of the daily net assets of each class of shares of a Fund. The Management Fee for a class is the sum of its "Investment Category Fee" and its "Complex Fee," and is determined daily in a multi-step process.  The calculation of the fee involves the following steps:

Calculation of Investment Category Fee: First, each Fund is categorized according to the broad asset class in which it invests (i.e. money market, bond or equity). Second, the assets of the Funds in each category are totaled ("Fund Category Assets") and combined with certain other accounts managed by the Advisor that have the same investment objective and management team as the Funds ("Other Account Category Assets"). Third, the Fund Category Assets and the Other Account Category Assets for each category are added to create the Investment Category Assets for the three categories. Fourth, the Investment Category Fee is calculated by applying the Investment Category Fee Schedule (shown below) to the Investment Category Assets (such calculation will apply the asset break point levels shown in the Investment Category Fee Schedule) and dividing the result by the Investment Category Assets. This results in an Investment Category Fee Rate, expressed in basis points, for each category.

Calculation of Complex Fee: The Complex Fee is calculated by applying the Complex Fee Schedule (shown below) to the assets of all funds in the American Century Investments Family of Funds (the “Complex Assets”)(such calculation will apply the asset break point levels shown in the Complex Fee Schedule) and dividing the result by the Complex Assets.  This results in a Complex Fee Rate, expressed in basis points, applicable to each Fund.

Calculation of Total Management Fee:   The Management Fee for each class of a Fund is calculated by adding the Investment Category Fee Rate plus the Complex Fee Rate and multiplying the resulting Management Fee Rate times the net assets of that class on that day, and dividing that product by 365 (366 in leap years).

Investment Category Fee Schedules

Money Market Funds (California Tax-Free Money Market Fund – Schedule 2; Capital Preservation Fund – Schedule 1; Prime Money Market Fund – Schedule 3; Premium Money Market Fund – Schedule 4; Tax-Free Money Market Fund – Schedule 2)
Category Assets	Schedule 1	Schedule 2	Schedule 3	Schedule 4
First $1 billion	0.2500%	0.2700%	0.3500%	0.2300%
Next $1 billion	0.2070%	0.2270%	0.3070%	0.1870%
Next $3 billion	0.1660%	0.1860%	0.2660%	0.1460%
Next $5 billion	0.1490%	0.1690%	0.2490%	0.1290%
Next $15 billion	0.1380%	0.1580%	0.2380%	0.1180%
Next $25 billion	0.1375%	0.1575%	0.2375%	0.1175%
Thereafter	0.1370%	0.1570%	0.2370%	0.1170%

Bond Funds (California Tax-Free Bond Fund - Schedule 1; California Long-Term Tax-Free Fund – Schedule 1; California High Yield Municipal Fund – Schedule 2; Ginnie Mae Fund – Schedule 3; Inflation-Adjusted Bond Fund – Schedule 1; Short-Term Government Fund – Schedule 3; Government Bond Fund – Schedule 1; International Bond Fund – Schedule 4; Diversified Bond Fund – Schedule 5; High-Yield Fund – Schedule 6; Inflation Protection Bond Fund –Schedule 7; NT Diversified Bond Fund – Schedule 5; Core Plus Fund – Schedule 8; Short Duration Fund – Schedule 5; Tax-Free Bond Fund – Schedule 1; High-Yield Municipal Fund – Schedule 5; Long-Term Tax Free Fund – Schedule 1; New York Tax-Free Fund- Schedule 9; Target 2010 Fund – Schedule 3; Target 2015 Fund – Schedule 3; Target 2020 Fund – Schedule 3; Target 2025 Fund – Schedule 3; VP Inflation Protection Fund – Schedule 1)
Category Assets	Schedule 1	Schedule 2	Schedule 3	Schedule 4	Schedule 5
First $1 billion	0.2800%	0.3100%	0.3600%	0.6100%	0.4100%
Next $1 billion	0.2280%	0.2580%	0.3080%	0.5580%	0.3580%
Next $3 billion	0.1980%	0.2280%	0.2780%	0.5280%	0.3280%
Next $5 billion	0.1780%	0.2080%	0.2580%	0.5080%	0.3080%
Next $15 billion	0.1650%	0.1950%	0.2450%	0.4950%	0.2950%
Next $25 billion	0.1630%	0.1930%	0.2430%	0.4930%	0.2930%
Thereafter	0.1625%	0.1925%	0.2425%	0.4925%	0.2925%

Category Assets	Schedule 6	Schedule 7	Schedule 8	Schedule 9	Schedule 10
First $1 billion	0.6600%	0.3800%	0.4600%	0.4400%	0.8929%
Next $1 billion	0.6080%	0.3280%	0.4080%	0.3880%	0.8409%
Next $3 billion	0.5780%	0.2980%	0.3780%	0.3580%	0.8109%
Next $5 billion	0.5580%	0.2780%	0.3580%	0.3380%	0.7909%
Next $15 billion	0.5450%	0.2650%	0.3450%	0.3250%	0.7779%
Next $25 billion	0.5430%	0.2630%	0.3430%	0.3230%	0.7759%
Thereafter	0.5425%	0.2625%	0.3425%	0.3225%	0.7754%

Equity Funds (Income & Growth Fund – Schedule 1; Equity Growth Fund – Schedule 1; Small Company Fund – Schedule 2; Utilities Fund – Schedule 1; Global Gold Fund – Schedule 1; Disciplined Growth Fund – Schedule 4; Long-Short market Neutral Fund – Schedule 3; NT Equity Growth Fund – Schedule 1; NT Small Company Fund - Schedule 2; International Core Equity Fund – Schedule 5)
Category Assets	Schedule 1	Schedule 2	Schedule 3	Schedule 4
First $1 billion	0.5200%	0.7200%	1.2300%	0.8700%
Next $5 billion	0.4600%	0.6600%	1.1700%	0.8100%
Next $15 billion	0.4160%	0.6160%	1.1260%	0.7660%
Next $25 billion	0.3690%	0.5690%	1.0790%	0.7190%
Next $50 billion	0.3420%	0.5420%	1.0520%	0.6920%
Next $150 billion	0.3390%	0.5390%	1.0490%	0.6890%
Thereafter	0.3380%	0.5380%	1.0480%	0.6880%

Category Assets	Schedule 5	Schedule 6	Schedule 7
First $1 billion	1.0000%	1.1500%	1.3000%
Next $5 billion	0.9400%	1.0900%	1.2400%
Next $15 billion	0.8960%	1.0460%	1.1960%
Next $25 billion	0.8490%	0.9990%	1.1490%
Next $50 billion	0.8220%	0.9720%	1.1220%
Next $150 billion	0.8190%	0.9690%	1.1190%
Thereafter	0.8180%	0.9680%	1.1180%

Complex Fee Schedules

Complex Assets	Institutional Class	All Other Classes
First $2.5 billion	0.1100%	0.3100%
Next $7.5 billion	0.1000%	0.3000%
Next $15.0 billion	0.0985%	0.2985%
Next $25.0 billion	0.0970%	0.2970%
Next $25.0 billion	0.0870%	0.2870%
Next $25.0 billion	0.0800%	0.2800%
Next $25.0 billion	0.0700%	0.2700%
Next $25.0 billion	0.0650%	0.2650%
Next $25.0 billion	0.0600%	0.2600%
Next $25.0 billion	0.0550%	0.2550%
Thereafter	0.0500%	0.2500%

Exhibit E
Fees Paid by the Funds to the Advisor

American Century California Tax-Free and Municipal Funds
Fund	FYE 8/31/2009
California High-Yield Municipal	$2,574,499(1)
California Long-Term Tax-Free	$1,953,563
California Tax-Free Bond	$2,777,896
California Tax-Free Money Market	$2,177,986(2)

[1]	Amount shown reflects waiver by advisor of $10,025 in management fees.
[2]	Amount shown reflects waiver by advisor of $320,851 in management fees.

American Century Government Income Trust
Fund	FYE 3/31/2009
Capital Preservation	$15,868,108(1)
Ginnie Mae	$7,002,424(2)
Government Bond	$4,389,361
Inflation-Adjusted Bond	$7,654,135
Short-Term Government	$5,961,460

[1]	Amount shown reflects waiver by advisor of $2,041 in management fees.
[2]	Amount shown reflects waiver by advisor of $520,955 in management fees.

American Century International Bond Funds
Fund	FYE 6/30/2009
International Bond	$14,178,253

American Century Investment Trust
Fund	FYE 6/30/2009
Core Plus	$247,833
Diversified Bond	$5,338,402
High-Yield	$674,320(1)
Inflation Protection Bond	$877,647
NT Diversified Bond	$785,333
Premium Money Market	$4,941,204(2)
Prime Money Market	$15,142,418(3)
Short Duration	$238,560
[1]	The fund had a partial management fee waiver beginning August 1, 2008. Amount shown reflects waiver by advisor of $64,558 in fees.
[2]	The fund had a partial management fee waiver beginning August 1, 2008. Amount shown reflects waiver by advisor of $230,088 in fees.
[3]	The fund had a partial management fee waiver beginning August 1, 2008. Amount shown reflects waiver by advisor of $1,015,621 in fees.

American Century Municipal Trust
Fund	FYE 5/31/2009
High-Yield Municipal	$1,371,891
Long-Term Tax-Free	$135,999
Tax-Free Bond	$5,325,304
Tax-Free Money Market	$1,450,548(1)
[1]	Amount shown reflects waiver by advisor of $100,197 in management fees.

American Century Quantitative Equity Funds, Inc.
Fund	FYE 6/30/2009
Disciplined Growth	$147,067
Equity Growth	$13,471,765
Global Gold	$5,278,889
Income & Growth	$13,623,931
International Core Equity	$65,159
Long-Short Market Neutral	$2,793,532
NT Equity Growth	$658,578
NT Small Company	$229,284
Small Company	$4,631,387
Utilities	$1,818,285

American Century Target Maturities Trust
Fund	FYE 9/30/2009
Target 2010	$1,450,539
Target 2015	$1,880,001
Target 2020	$1,129,248
Target 2025	$1,117,644

American Century Variable Portfolios II, Inc.
Fund	FYE 12/31/2009
VP Inflation Protection	$4,673,825

EXHIBIT F
Outstanding Shares - Proposal 1
Issuer	Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
American Century California Tax-Free and Municipal Funds	All classes
American Century Government Income Trust	All classes
American Century International Bond Funds	All classes
American Century Investment Trust	All classes
American Century Municipal Trust	All classes
American Century Quantitative Equity Funds, Inc.	All classes
American Century Target Maturities Trust	All classes
American Century Variable Portfolios II, Inc.	All classes

Outstanding Shares - Proposal 2
Fund Name/Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
California Tax-Free Money Market
California High-Yield Municipal
Investor Class, A Class, B Class, C Class
California Long-Term Tax-Free
Investor Class, A Class, B Class, C Class
California Tax-Free Bond
Investor Class, B Class
Capital Preservation
Investor Class

Ginnie Mae
Investor Class, A Class, R Class
Institutional Class
Government Bond
Investor Class, A Class,
Inflation-Adjusted Bond
Investor Class, A Class
Institutional Class
Short-Term Government
Investor, A Class
Core Plus
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Diversified Bond
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
High-Yield
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Inflation Protection Bond
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
NT Diversified Bond
Premium Money Market
Prime Money Market
Investor Class, A Class, B Class, C Class, R Class
Short Duration
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
International Bond
Investor Class, A Class, B Class, C Class, R Class
Institutional Class

High-Yield Municipal
Investor Class, A Class, B Class, C Class
Long-Term Tax-Free
Investor Class, A Class, B Class, C Class
Institutional Class
New York Tax-Free
Investor Class, A Class, B Class, C Class
Tax-Free Bond
Investor Class
Institutional Class
Tax-Free Money Market
Disciplined Growth
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Equity Growth
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Global Gold
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Income & Growth
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
International Core Equity
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Long-Short Market Neutral
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
NT Equity Growth
NT Income & Growth
Small Company
Investor Class, A Class, R Class
Institutional Class

Utilities
Investor Class
Target 2010
Investor Class
Advisor Class
Target 2015
Investor Class
Advisor Class
Target 2020
Investor Class
Advisor Class
Target 2025
Investor Class
Advisor Class
VP Inflation Protection
Class I
Class II

Exhibit G

SIGNIFICANT SHAREHOLDERS – Proposal 1
Shareholder	Percentage of Outstanding Shares Owned of Record
American Century California Tax-Free and Municipal Funds
Charles Schwab & Co. San Francisco, CA	8%
American Century Government Income Trust
None
American Century International Bond Funds
Charles Schwab & Co., Inc. San Francisco, California	18%
National Financial Services Corp. New York, New York	18%
Citigroup Global Markets Inc. New York, New York	16%
American Century Investment Trust
Pershing LLC. Jersey City, New Jersey	7%
American Century Municipal Trust
Charles Schwab & Co., Inc. San Francisco, California	17%
Pershing LLC. Jersey City, New Jersey	9%
National Financial Services Corp. New York, New York	7%
American Century Quantitative Equity Funds, Inc.
Charles Schwab & Co., Inc. San Francisco, California	11%
American Century Target Maturities Trust
Charles Schwab & Co. Inc. San Francisco, California	21%
National Financial Services Corp. New York, New York	13%
Ameritrade Inc. Omaha, Nebraska	5%
American Century Variable Portfolios II, Inc.
Lincoln National Life Insurance Co. Fort Wayne, Indiana	45%
Nationwide Life Insurance Company Columbus, Ohio	24%
GE Life & Annuity Assurance Co Richmond, Virginia	8%

American Enterprise Life Insurance Company Minneapolis, Minnesota	8%
Principal Life Insurance Company Des Moines, Iowa	7%

SIGNIFICANT SHAREHOLDERS – Proposal 2
Shareholder	Percentage of Outstanding Shares Owned of Record
American Century California Tax-Free and Municipal Funds
California Tax-Free Money Market
Investor Class
None
California High-Yield Municipal
Investor Class, A Class, B Class, C Class
MLPF&S Jacksonville, Florida	27%
First Clearing, LLC FBO Frank Mramor Jr Trust West Hills, California	14%
American Enterprise Investment Svc Minneapolis, Minnesota	8%
NFS LLC FEBO Perter C Chua Choy Ling Leung San Diego, California	6%
LPL Financial Services San Diego, California	5%
California Long-Term Tax-Free
Investor Class, A Class, B Class, C Class
Charles Schwab & Co. San Francisco, CA	11%
California Tax-Free Bond
Investor Class, B Class
Charles Schwab & Co. San Francisco, CA	34%
National Financial Services Corp New York, New York	7%
American Century Government Income Trust
Capital Preservation
Investor Class
None
Ginnie Mae
Investor Class, A Class, R Class
Charles Schwab & Co. Inc. San Francisco, California	23%
National Financial Services Corp New York, New York	7%

Institutional Class
MLPF&S Jacksonville, Florida	53%
Trustees of American Century P/S & 401k Savings Plan & Trust Kansas City, Missouri	39%
JP Morgan Chase TR American Century Executive Def Comp Plan Trust Kansas City, Missouri	5%
Government Bond
Investor Class, A Class,
Charles Schwab & Co. Inc. San Francisco, California	36%
MLPF&S Jacksonville, Florida	9%
National Financial Services Corp New York, New York	9%
Inflation-Adjusted Bond
Investor Class, A Class
Charles Schwab & Co. Inc. San Francisco, California	34%
National Financial Services Corp New York, New York	13%
MLPF&S Jacksonville, Florida	10%
Pershing LLC Jersey City, New Jersey	5%
Institutional
American Century Serv Corp LIVESTRONG 2015 Portfolio Infl Adj Omnibus Kansas City, Missouri	9%(1)
Charles Schwab & Co. Inc. San Francisco, California	16%
State Street Bank & Trust Co. TTEE FBO Towers Perrin Deferred PSP Westwood, Massachusetts	16%
American Century Serv Corp LIVESTRONG 2025 Portfolio Infl Adj Omnibus Kansas City, Missouri	10%(1)
Nationwide Trust Company FSB Columbus, Ohio	10%
National Financial Services Corp New York, New York	6%
Short-Term Government
Investor, A Class
National Financial Services Corp New York, New York	16%
Stowers Institute for Medical Research Kansas City, Missouri	12%

Stowers Resource Management, Inc. Kansas City, Missouri	12%
Charles Schwab & Co. Inc. San Francisco, California	10%
American Century International Bond
International Bond
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co. Inc. San Francisco, California	20%
Citigroup Global Markets Inc. New York, New York	19%
National Financial Services Corp. New York, New York	13%
Pershing LLC Jersey City, New Jersey	6%
Institutional Class
National Financial Services Corp. New York, New York	38%
American Century Serv. Corp. LIVESTRONG 2015 Portfolio Kansas City, Missouri	12%(1)
SEI Private Trust Co. c/o Frost National Bank Oaks, Pennsylvania	10%
McWood & Co Raleigh, North Carolina	9%
Charles Schwab & Co. Inc. San Francisco, California	8%
American Century Investment Trust
Core Plus
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co., Inc. San Francisco, California	40%
MLPF&S Jacksonville, Florida	13%
American Enterprise Investment Svc Minneapolis, Minnesota	9%
Pershing LLC Jersey City, New Jersey	6%
Institutional Class
American Century Investment Management, Inc. Kansas City, Missouri	100%(1)
Diversified Bond
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co., Inc. San Francisco, California	18%
MFD Streetside Location Saint Louis, Missouri	17%

Pershing LLC Jersey City, New Jersey	9%
National Financial Services Corp. New York, New York	8%
MLPF &S FBO Donald Leadley TTEE Jane Leadley TTEE Jacksonville, Florida	6%
Institutional Class
New Mexico 529 American Century Diversified Bond Portfolio Denver, Colorado	23%
Brown Brothers Harriman and Co. as Cust. For the Bright Start IL 529 American Century Diversified Bond Fund Denver, Colorado	18%
JPMorgan Chase Bank Trustee Texas Health Retirement Program Kansas City, Missouri	16%
Prudential Investments Newark, New Jersey	16%
National Financial Services Corp New York, New York	10%
High-Yield
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co., Inc. San Francisco, California	22%
American Century Serv Corp One Choice Portfolio Aggressive Omnibus Kansas City, Missouri	10%
National Financial Services Corp New York, New York	9%
Pershing LLC Jersey City, New Jersey	7%
American Century Serv Corp One Choice Portfolio Moderate Omnibus Kansas City, Missouri	7%
Institutional Class
American Century Serv Corp LIVESTRONG 2015 Portfolio High-Yield Omnibus Kansas City, Missouri	38%(1)
American Century Serv Corp LIVESTRONG 2025 Portfolio High-Yield Omnibus Kansas City, Missouri	23%(1)
American Century Serv Corp LIVESTRONG 2035 Portfolio High-Yield Omnibus Kansas City, Missouri	11%(1)
American Century Serv Corp LIVESTRONG Income Portfolio High-Yield Omnibus Kansas City, Missouri	10%(1)
Strafe & Co FBO B John Barry Westerville, Ohio	7%

Inflation Protection Bond
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co., Inc. San Francisco, California	27%
MLPF&S Jacksonville, Florida	11%
Pershing LLC Jersey City, New Jersey	8%
National Financial Services Corp New York, New York	7%
American Enterprise Investment Svc Minneapolis, Minnesota	6%
Institutional Class
Prudential Investment Mgmt Svc Newark, New Jersey	44%
SEI Private Trust Company FBO TIAA CREF Oaks, Pennsylvania	24%
Charles Schwab & Co., Inc. San Francisco, California	21%
Nationwide Trust Company Columbus, Ohio	9%
NT Diversified Bond
Institutional Class
American Century Serv Port LIVESTRONG 2015 Portfolio NT Diversified Bond Omnibus Kansas City, Missouri	44%(1)
American Century Serv Corp LIVESTRONG 2025 Portfolio NT Diversified Bond Omnibus Kansas City, Missouri	27%(1)
American Century Serv Corp LIVESTRONG 2035 Portfolio NT Diversified Bond Omnibus Kansas City, Missouri	13%(1)
American Century Serv Corp LIVESTRONG Income Portfolio NT Diversified Bond Omnibus Kansas City, Missouri	11%(1)
American Century Serv Corp LIVESTRONG 2045 Portfolio NT Diversified Bond Omnibus Kansas City, Missouri	5%(1)
Premium Money Market
Investor Class
American Century Serv LLC KPESP Premium Money Market Prem LQ Money Market Omnibus Kansas City, Missouri	23%
American Century Serv Corp LIVESTRONG 2015 Portfolio PREM MMKT Omnibus Kansas City, Missouri	5%

Prime Money Market
Investor Class, A Class, B Class, C Class
Pershing LLC Jersey City, New Jersey	7%
American Century Serv Corp KPESP Premium Money Market Prem LQ Money Market Omnibus Kansas City, Missouri	6%
American Century Investment Management, Inc. Kansas City, Missouri	6%(1)
Short Duration
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co., Inc. San Francisco, California	30%
MLPF&S Jacksonville, Florida	15%
Pershing LLC Jersey City, New Jersey	8%
American Enterprise Investment Svc Minneapolis, Minnesota	5%
Institutional Class
National Financial Services Corp New York, New York	98%
American Century Municipal Trust
High-Yield Municipal
Investor Class, Institutional Class, A Class, B Class, C Class
Charles Schwab & Co., Inc. San Francisco, California	24%
National Financial Services Corp. New York, New York	9%
MLPF&S Jacksonville, Florida	7%
American Enterprise Investment Svc Minneapolis, Minnesota	7%
NFS LLC FEBO Edmund J Benson Curator Guardian Lawrence E Bowling Lexington, Kentucky	7%
Long-Term Tax-Free
Investor Class, A Class, B Class, C Class
National Financial Services Corp. New York, New York	23%
Charles Schwab & Co., Inc. San Francisco, California	17%
Pershing LLC Jersey City, New Jersey	17%
First Clearing LLC the BH and Rita Jean Krbs JNT TR Pascagoula, Mississippi	8%
National Financial Services Corp. New York, New York	6%

Institutional Class
Ameritrade Inc. Omaha, Nebraska	69%
American Century Investment Management, Inc. Kansas City, Missouri	17%(1)
Wells Fargo Investments LLC Minneapolis, Minnesota	13%
New York Tax-Free
Investor Class, A Class,C Class
American Century Investment Management, Inc. Kansas City, Missouri	17%(1)
Charles Schwab & Co., Inc. San Francisco, California	17%
NFS LLC FEBO Matthew Lombardo Carol Lombardo Massapequa, New York	10%
American Enterprise Investment Svc Minneapolis, Minnesota	6%
Pershing LLC Jersey City, New Jersey	7%
Tax-Free Bond
Investor Class
Charles Schwab & Co., Inc. San Francisco, California	49%
Pershing LLC Jersey City, New Jersey	8%
National Financial Services Corp New York, New York	7%
Citigroup Global Markets Inc. New York, New York	5%
Institutional Class
National Financial Services Corp New York, New York	56%
Charles Schwab & Co., Inc. San Francisco, California	28%
Maril & Co FBO NJ c/o M&I Trust Co Milwaukee, Wisconsin
Tax-Free Money Market
Investor Class
Pershing LLC Jersey City, New Jersey	11%
American Century Quantitative Equity Funds, Inc.
Disciplined Growth
Investor Class, A Class, B Class, C Class, R Class
None

Institutional Class
Trustees of American Century P/S & 401k Savings Plan & Trust Kansas City, Missouri	71%
JPMorgan Chase TR American Century Exec Def Com Plan Trust Kansas City, Missouri	29%
Equity Growth
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co. Inc. San Francisco, California	13%
American Century Serv Corp Schwab-Aggressive Equity Growth Advisor Omnibus Kansas City, Missouri	9%
American Century Serv Corp One Choice Portfolio Moderate Omnibus Kansas City, Missouri	5%
National Financial Services Corp New York, New York	5%
FIIOC FBO Intri-Plex Technologies Inc. and Affiliates 401k Profit Sharing c/o Fidelity Investments Covington, Kentucky	5%
Massachusetts Mutual Life Insurance Co Springfield, Massachusetts	5%
Institutional Class
UBATCO & Co. FBO College Savings Group Lincoln, Nebraska	29%
Mercer Trust Co TR FBO Robert Bosch Corp Def Comp Plan Norwood, Massachusetts	25%
Fidelity FIIOC TR Covington, Kentucky	18%
JPMorgan Chase Bank Trustee Pension Plan & Trust of the Govt Employees Hospital Assoc Inc. Kansas City, Missouri	5%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	5%
Global Gold
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co., Inc. San Francisco, California	12%
National Financial Services Corp New York, New York	5%
Institutional Class
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	69%
JPMorgan Chase TR American Century Def Comp Plan Trust Kansas City, Missouri	18%
Charles Schwab & Co., Inc. San Francisco, California	5%
Nationwide Trust Company FSB Columbus, Ohio	5%

Income & Growth
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co. Inc. San Francisco, California	11%
Institutional Class
JPMorgan Chase Bank Trustee Aurora Health Care Inc. Kansas City, Missouri	15%
JPMorgan Chase Bank Trustee Allergan, Inc. Savings and Investment Plan Kansas City, Missouri	13%
Wachovia Bank Charlotte, North Carolina	9%
Mercer Trust Co TR FBO Arch Coal Employee Thrift Plan Norwood, Massachusetts	7%
USAA Federal Savings Bank San Antonio, Texas	7%
International Core Equity
Investor Class, A Class, B Class, C Class, R Class
American Century Investment Management, Inc. Kansas City, Missouri	51%(1)
Institutional Class
American Century Investment Management, Inc. Kansas City, Missouri	62%(1)
JPMorgan Chase TR American Century Executive Def Comp Plan Trust Kansas City, Missouri	22%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	16%
Long-Short Market Neutral
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co., Inc. San Francisco, California	32%
American Enterprise Investment Svc Minneapolis, Minnesota	22%
MLPF&S Jacksonville, Florida	7%
Institutional Class
Charles Schwab & Co., Inc. San Francisco, California	44%
Prudential Investment Mgmt Svc Newark, New Jersey	41%
Trustees of American Century P/S & 401k Savings Plan & Trust Kansas City, Missouri	11%

Small Company
Investor Class, A Class, B Class, R Class
Wells Fargo Bank NA FBO Patton et al 401K Plan PSP Participant Minneapolis, Minnesota	16%
Charles Schwab & Co Inc. San Francisco, California	9%
Nationwide Trust Company FSB Columbus, Ohio	9%
Fidelity FIIOC TR Covington, Kentucky	7%
Institutional Class
Fidelity FIIOC TR Covington, Kentucky	38%
JPMorgan Chase Bank Trustee Simpson Employee Savings Plan Kansas City, Missouri	25%
JPMorgan Chase Bank Trustee FBO Astellas US Retirement and Savings Plan Kansas City, Missouri	23%
Trustees of American Century P/S & 401k Savings Plan & Trust Kansas City, Missouri	9%
NT Equity Growth
Institutional Class
American Century Serv Corp LIVESTRONG 2015 Portfolio NT Equity Growth Omnibus Kansas City, Missouri	40%(1)
American Century Serv Port LIVESTRONG 2025 Portfolio NT Equity Growth Omnibus Kansas City, Missouri	25%(1)
American Century Serv Corp LIVESTRONG 2035 Portfolio NT Equity Growth Omnibus Kansas City, Missouri	16%(1)
American Century Serv Corp LIVESTRONG 2045 Portfolio NT Equity Growth Omnibus Kansas City, Missouri	10%(1)
American Century Serv Corp LIVESTRONG Income Portfolio NT Equity Growth Omnibus Kansas City, Missouri	9%(1)
NT Small Company
Institutional Class
American Century Serv Corp LIVESTRONG 2015 Portfolio NT Small Company Omnibus Kansas City, Missouri	35%(1)
American Century Serv Port LIVESTRONG 2025 Portfolio NT Equity Growth Omnibus Kansas City, Missouri	26%(1)
American Century Serv Corp LIVESTRONG 2035 Portfolio NT Equity Growth Omnibus Kansas City, Missouri	21%(1)

American Century Serv Corp LIVESTRONG 2045 Portfolio NT Small Company Omnibus Kansas City, Missouri	12%(1)
American Century Serv Corp LIVESTRONG Income Portfolio NT Small Company Omnibus Kansas City, Missouri	6%(1)
Utilities
Investor Class
Charles Schwab & Co. Inc. San Francisco, California	20%
National Financial Services Corp New York, New York	6%
American Century Target Maturities Trust
Target 2010
Investor Class, Advisor Class
Charles Schwab & Co. Inc. San Francisco, California	15%
National Financial Services LLC New York, New York	10%
Target 2015
Investor Class, Advisor Class
Charles Schwab & Co. Inc. San Francisco, California	28%
National Financial Services LLC New York, New York	19%
Ameritrade Inc Omaha, Nebraska	5%
Target 2020
Investor Class, Advisor Class
Charles Schwab & Co. Inc. San Francisco, California	19%
National Financial Services LLC New York, New York	12%
Ameritrade Inc Omaha, Nebraska	6%
Target 2025
Investor Class, Advisor Class
Charles Schwab & Co. Inc. San Francisco, California	18%
National Financial Services LLC New York, New York	11%
Ameritrade Inc Omaha, Nebraska	7%
American Century Variable Portfolios II, Inc.

VP Inflation Protection
Class I, Class II
Lincoln National Life Insurance Co. Fort Wayne, Indiana	45%
Nationwide Life Insurance Company Columbus, Ohio	24%
GE Life & Annuity Assurance Co. Richmond, Virginia	8%
American Enterprise Life Insurance Company Minneapolis, Minnesota	8%
Principal Life Insurance Company Des Moines, Iowa	7%

Form of Proxy Card

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on June 16, 2010:
The Proxy Statement and Instruction Card are available at www.proxyweb.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ⊗
PLEASE DO NOT USE FINE POINT PENS.

After careful consideration, the Boards of Directors/Trustees unanimously approved the proposals listed below and recommend that shareholders vote "for" the proposals.

	FOR	WITHHOLD	
1. To elect one Director/Trustee to the Board of Directors/Trustees of each Issuer.			
(01) Frederick L. A. Grauer	O	O	
	FOR	**AGAINST**	**ABSTAIN**
2. To approve a management agreement with American Century Investment Management, Inc. (*Please refer to Proxy Statement for certain classes of the Fund(s) not being solicited on this proposal.*)	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

MV 2010 - LG